                                                                    EXHIBIT 10.6


                         ENVIRONMENTAL ESCROW AGREEMENT
                         ------------------------------

     THIS ESCROW AGREEMENT (this "Agreement") dated as of December 5, 1996, among RADNOR HOLDINGS CORPORATION, a Delaware corporation (the "Buyer"), RICHARD DAVIDOVICH, an individual ("Davidovich"), and DUANE, MORRIS & HECKSCHER, as escrow agent (the "Escrow Agent").

                                    RECITALS
                                    --------

     WHEREAS, the Buyer, Davidovich, James River Paper Company, Inc., Grupo Industrial Hermes, S.A. de C.V., and the Rosenthal Group (as such term is defined in the Stock Purchase Agreement) are parties to a Stock Purchase Agreement, dated as of October 30, 1996 (the "Stock Purchase Agreement"), pursuant to which the Buyer is acquiring all of the outstanding shares of common and preferred capital stock, and all options and warrants to purchase the common and preferred capital stock, of SP Acquisition Co., a Delaware corporation;

     WHEREAS, the Stock Purchase Agreement provides that certain monies shall be placed into escrow in order to provide for the payment of potential fines and other expenses related to, and costs incurred in the remediation of, certain environmental conditions as more fully described herein and that the Buyer and Davidovich execute and deliver this Environmental Escrow Agreement; and

     WHEREAS, capitalized terms used but not otherwise defined herein have the respective meanings ascribed to such terms in the Stock Purchase Agreement.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, agree as follows:

                                   AGREEMENT
                                   ---------

     1. Creation of Escrow Fund.  The Buyer is depositing with the Escrow Agent,
        -----------------------
which acknowledges receipt thereof, an amount equal to One Million Three Hundred Seventy-Five Thousand Dollars ($1,375,000) in immediately available funds (as increased by any earnings thereon and as reduced by any disbursements, the "Escrow Fund"), to be held and disbursed by the Escrow Agent in accordance with this Agreement.

     2. Use of Escrow Fund.  The Escrow Fund shall be used by the Buyer solely
        ------------------
for the purposes of reimbursing the Buyer for: consulting fees; fines and penalties; costs of process changes; costs of changes to and upgrades, purchases and installation of equipment and/or facilities and any other capital expenditures for fixed assets; and costs of investigation and remediation work, all as reasonably necessary to address and correct the environmental conditions set forth on Exhibit A attached hereto (each a
                                      ---------
"Condition" and collectively, the "Conditions"). Buyer agrees that it will use reasonable efforts to reduce the costs and expenses incurred in addressing and correcting the Conditions to the extent it can reasonably do so, consistent with compliance with applicable environmental laws and consistent with achieving economical and efficient operations of the facilities.

     3. Disbursement of Escrow Fund.  In order to receive a disbursement from
        ---------------------------
the Escrow Fund, the Buyer shall submit to Davidovich a certificate in the form of Exhibit B attached hereto, to be executed by Davidovich and the Buyer and
   ---------
submitted to the Escrow Agent (each , a "Disbursement Certificate"). Upon receipt of a Disbursement Certificate, duly executed by Davidovich and the Buyer, the Escrow Agent shall disburse the Escrow Fund in accordance with such Disbursement Certificate. If Davidovich fails or refuses to execute and submit to the Escrow Agent any Disbursement Certificate within ten (10) days after his receipt of such Disbursement Certificate, Buyer may submit to the Escrow Agent a certificate in the form of Exhibit C attached hereto (each, a "Buyer
                           ---------
Certificate") and executed by the Chairman of the Buyer and by an authorized officer of ERM-Southwest-Dallas or ERM-Ontario, the independent environmental consultant selected and approved by the Buyer and Davidovich (the "Consultant"). Upon receipt of a Buyer Certificate, duly executed by the Buyer and the Consultant, the Escrow Agent shall disburse the Escrow Fund in accordance with such Buyer Certificate. Buyer shall send Davidovich a copy of each Buyer Certificate given to the Escrow Agent pursuant to this Section concurrently with the giving of such Buyer Certificate to the Escrow Agent. The Escrow Agent shall not be bound or otherwise obligated with respect to any notice received from Davidovich asserting any dispute with Buyer concerning any Buyer Certificate, and the Escrow Agent shall disburse funds as requested in such Buyer Certificate notwithstanding any such dispute.

     4. Termination of Escrow.  This Agreement shall terminate (the
        ---------------------
"Termination") on the earliest of: (i) the date on which the Escrow Agent has disbursed the Escrow Fund in full in accordance with Section 3 of this Agreement; (ii) the date on which the Buyer provides Davidovich and the Escrow Agent with a written notice in the form of Exhibit D attached hereto (a
                                           ---------
"Termination Notice") stating that all of the Conditions have been sufficiently addressed, and that the remaining Escrow Fund, if any, shall be disbursed to Davidovich as he shall direct; or (iii) two years from the date of this Agreement. Any funds remaining in the Escrow Fund upon the Termination shall be disbursed to Davidovich on behalf of the Sellers, in the manner specified by him, and upon receipt thereof Davidovich shall disburse the same Pro Rata to the Sellers.

     5. Investment of the Escrow Fund.  The Escrow Agent shall invest the Escrow
        -----------------------------
Fund in (i) interest bearing accounts in or certificates of deposit of a commercial bank located in Philadelphia, Pennsylvania or (ii) obligations of the United States of America maturing within seven (7) days of the date of investment.

     6. Escrow Agent.
        ------------

        6.1  General.  The Escrow Agent shall act as escrow agent and hold and
             -------
disburse the Escrow Fund pursuant to the terms and conditions of this Agreement. Its duties under this Agreement shall cease upon disbursement of the Escrow Fund.

        6.2  Liquidation of Investments.  When necessary to provide funds in
             --------------------------
order to make any payments required by Sections 3 or 4, the Escrow Agent shall liquidate any investments held by it as the Escrow Agent may, in its sole and absolute discretion, determine. The Escrow Agent shall have no liability for losses upon the liquidation of any such investments.

        6.3  Limited Duties and Responsibilities.
             -----------------------------------

             (a) This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent, in its capacity as such, shall not be bound by the provisions of any agreement among the parties to this Agreement and shall have no duty to inquire into, or to take into account its knowledge of, the terms and conditions of any agreement made or entered into in connection with this Agreement, including without limitation the Stock Purchase Agreement. The Escrow Agent shall incur no liability whatsoever to the Buyer, Davidovich or any other Seller, except for its own bad faith or willful misconduct in its capacity as escrow agent.

             (b) The Escrow Agent's sole responsibility upon receipt of any notice requiring any payment to the Buyer or Davidovich on behalf of the Sellers pursuant to the terms of this Agreement, is to pay the applicable Escrow Fund to the Buyer and/or Davidovich on behalf of the Sellers, as the case may be, and the Escrow Agent shall have no duty to determine (and shall not be affected by any knowledge concerning) the validity, accuracy, authenticity or enforceability of any specification or certification made in such notice.

        6.4  Reliance on Notices; Court Orders.
             ---------------------------------

             (a) The Escrow Agent may rely, and shall be protected in acting or refraining from action, upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent may conclusively presume that the undersigned have full power and authority to instruct the Escrow Agent on behalf of the Buyer and the Sellers, respectively. Notwithstanding any other provisions herein contained, the Escrow Agent may at all times act upon and in accordance with the joint written instructions of the Buyer and Davidovich. The Escrow Agent shall not be liable for any act done or omitted by it in accordance with such instructions or the exercise of its own best judgment or pursuant to the advice of counsel of its selection.

             (b) If any property subject hereto is at any time attached, garnished or levied upon under any court order, or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, judgment or decree shall be made or entered by any court affecting such property or any part thereof, then and in any of such events the Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which the Escrow Agent is advised by legal counsel of its own choosing is binding upon it; and if the Escrow Agent complies with any such order, writ, judgment or decree, it shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

        6.5  Action in Good Faith.  The Escrow Agent shall not be liable for any
             --------------------
action taken by it in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Agreement, and may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

        6.6  Resignation; Successor Escrow Agent.  The Escrow Agent may resign
             -----------------------------------
and be discharged from its duties or obligations hereunder by giving 30 days advance written notice of such resignation to the Buyer and Davidovich, specifying a date upon which such resignation shall take effect, whereupon a successor escrow agent shall be appointed by the Buyer and Davidovich. The Escrow Agent shall be entitled to pay the Escrow Fund to any successor escrow agent so appointed. If no successor escrow agent has been appointed as of the effective date specified in the Escrow Agent's notice of resignation, the Escrow Agent shall be entitled to deliver the Escrow Fund into federal or state court in the Commonwealth of Pennsylvania and, upon giving notice to the Buyer and Davidovich of such action, shall thereupon be relieved of all further responsibility hereunder.

        6.7  Indemnification.  The Buyer and Davidovich hereby jointly and
             ---------------
severally agree to indemnify the Escrow Agent for, and to hold it harmless against, any loss, liability, damage or expense incurred without bad faith or willful misconduct on the part of the Escrow Agent arising out of or in connection with its entering into and or performing under this agreement, including the cost and expense (including, but not limited to, attorneys' fees) of defending itself against any claim or liability.

        6.8  Escrow Agent as Counsel to Buyer.  Davidovich acknowledges that he
             --------------------------------
is aware that the Escrow Agent is acting as counsel to the Buyer and its affiliates in connection with the Stock Purchase Agreement, this Agreement and other matters, and agrees that the Escrow Agent's acting under this Agreement shall not affect its ability to act as counsel to the Buyer and its affiliates in any matter, including, but not limited to, any claim, action or proceeding with respect to this Agreement or the disposition of or entitlement to the Escrow Fund, provided that nothing in this Section 6.8 shall limit, modify or affect the duties of the Escrow Agent under Section 2.

        6.9  Expenses.  The Escrow Agent shall be entitled to reimbursement for
             --------
expenses incurred by it to employ such legal counsel and other experts as it may deem necessary to advise it properly in connection with its obligations hereunder and may rely on the advice of such counsel and may pay them reasonable compensation therefor. All fees and expenses of the Escrow Agent and such legal counsel and other experts shall be borne equally by the Buyer and Davidovich.

             Notices.  All notices and other communications hereunder shall be
             -------
in writing and shall be deemed to have been duly given (a) when delivered personally, (b) when transmitted by telecopy (receipt confirmed), (c) on the fifth (5th) business day following mailing by registered or certified mail (return receipt requested), or (d) on the next business day following deposit with an overnight delivery service of national reputation, to the parties at the following addresses and telecopy numbers (or at such other address or telecopy number for a party as may be specified by like notice):

             If to Buyer:

             Radnor Holdings Corporation
             Three Radnor Corporate Center, Suite 300
             100 Matsonford Road
             Radnor, PA  19087
             Attention:  Michael T. Kennedy, Chairman
             Telecopy:  (610) 995-2697

             with a copy to:

             Duane, Morris & Heckscher
             One Liberty Place
             Philadelphia, PA  19103
             Attention:  Stephen D. Teaford, Esquire
             Telecopy:  (215) 979-1020

             If to Davidovich:

             Richard Davidovich
             312 Ridgewood Road
             Fort Worth, TX  76107
             Telecopy:  (817) 625-7337

             with a copy to:

             Thompson & Knight, P.C.
             801 Cherry Street, Suite 1600
             Fort Worth, TX  76102
             Attention:  Stephen Norris, Esquire
             Telecopy:  (817) 347-1799

             If to Escrow Agent:

             Duane, Morris & Heckscher
             One Liberty Place
             Philadelphia, PA  19103
             Attention:  Stephen D. Teaford, Esquire
             Telecopy:  (215) 979-1020

        Miscellaneous.
        -------------

        8.1  Jurisdiction.  Any action or proceeding seeking to enforce any
             ------------
provision of, or based on any right arising out of, this Agreement shall be brought against any of the parties in the courts of the State of Delaware, and each of the parties hereby consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any such action or proceeding may be served anywhere in the world, whether within or without the State of Delaware.

        8.2  Captions.  The captions in this Agreement are for convenience of
             --------
reference only and shall not be given any effect in the interpretation of this Agreement.

        8.3  No Waiver.  The failure of a party to insist upon strict adherence
             ---------
to any term of this Agreement on any occasion shall not be considered a waiver or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing.

        8.4  Exclusive Agreement; Amendment; Assignment.  This Agreement
             ------------------------------------------
supersedes all prior agreements among the parties with respect to its subject matter, is intended as a complete and exclusive statement of the terms of the Agreement among the parties with respect thereto and cannot be changed or terminated orally. No party may assign any of its rights or delegate any of its duties under this Agreement, but this Agreement shall be binding upon and inure to the benefit any successor escrow agent appointed in accordance with Section 6.6.

        8.5  Counterparts.  This Agreement may be executed in counterparts, each
             ------------
of which shall be considered an original, and all of which together shall constitute the same Agreement.

        8.6  Governing Law.  This Agreement and all amendments hereto and
             -------------
waivers and consents hereunder shall be governed by, and all disputes arising hereunder shall be resolved in accordance with, the internal law of the State of Delaware, without regard to conflicts of law principles.

        IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

                                      RADNOR HOLDINGS CORPORATION


                                      By: /s/ Michael T. Kennedy
                                         ------------------------------
                                         Michael T. Kennedy
                                         Chairman

                                      /s/ Richard Davidovich
                                      ---------------------------------
                                      Richard Davidovich


                                      DUANE, MORRIS & HECKSCHER
                                      as Escrow Agent


                                      By: /s/ Stephen D. Teaford
                                         ------------------------------
                                         Stephen D. Teaford
                                         Partner

                                   EXHIBIT A
                           Environmental Conditions
                           ------------------------



     1. Addressing compliance issues and adverse environmental conditions identified in environmental assessments performed in 1989 by Weston and Associates at the request of Scott Paper Company.

     2. Addressing compliance issues and adverse environmental conditions identified in environmental assessments performed in 1989 by Pilko & Associates at the request of Huntsman Chemical Company.

     3. Addressing compliance issues and adverse environmental conditions identified in environmental assessments performed in 1993 by Law Engineering at the request of Richard Davidovich.

     4. Addressing compliance issues and adverse environmental conditions identified in an environmental assessment entitled "Environmental Study of the Scott Polymers, Ltd. Baie-d'Urfe, Quebec Plant" performed in 1993 by Spectrum Associates.

     5. Addressing compliance issues and adverse environmental conditions identified in environmental assessments performed in 1996 by Dames & Moore at the request of Buyer.

     6. Addressing compliance issues and adverse environmental conditions identified in environmental assessments performed in 1996 by Conestoga-Rovers & Associates at the Request of Thompson & Knight on behalf of Styrochem International, Inc.

     7. Addressing compliance issues and adverse environmental conditions identified in environmental assessments performed in 1996 by Technitrol Eco at the Request of Buyer.

     8. Addressing problems with air pollution control processes at the Peden Road, Sylvania Avenue, Minton Road, and Baie-d'Urfe Plant sites designed to capture polystyrene crystals.

     9. Investigating and remediating on-site and off-site deposits of polystyrene crystals discharged from the Peden Road, Sylvania Avenue, Minton Road, and Baie-d'Urfe Plant sites.

     10. Obtaining a permit for the North Pond at the Peden Road Plant site and performing design and construction work associated therewith, including but not limited to installing a liner.

     11.  Closing the North Pond at the Peden Road Plant site.

     12.  Remediating the North Pond at the Peden Road Plant site.

     13. Investigating and remediating adverse impacts to soils, surface water, and groundwater at the Peden Road, Sylvania Avenue, Minton Road, and Baie-d'Urfe Plant sites resulting from past activities at those sites.

     14. Investigating and remediating adverse impacts to soils, surface water, and groundwater at the Peden Road, Sylvania Avenue, Minton Road, and Baie-d'Urfe Plant sites resulting from surface and subsurface drainage or migration from neighboring properties, including but not limited to the Trinity Industries property adjacent to the Peden Road Plant site.

     15. Registering the water wells at the Peden Road and Minton Road Plant sites and installing systems to purify the water extracted from these wells, or replacing the wells.

     16. Seeking an air permit amendment so as to combine the Technology and Development Group operations at the Peden Road Plant site with other operations at that site.

     17. Seeking an air permit, undertaking process changes, and/or installing/modifying control equipment associated with a reopening of the Peden Road, Sylvania Avenue, Minton Road, and Baie-d'Urfe Plant sites' air permits based on the failure to represent or misrepresentation of facts in the air permit applications.

     18. Seeking an air permit, undertaking process changes, and/or installing/modifying control equipment associated with the Peden Road, Sylvania Avenue, Minton Road, or Baie-d'Urfe Plant sites' pentane and/or particulate collection systems.

     19. Filing air emissions inventories for the Peden Road, Sylvania Avenue, Minton Road, and Baie-d'Urfe Plant sites not previously filed or amending such inventories to correct inaccuracies.

     20. Completing the waste water quality control equipment installation approved by the City of Ft. Worth for the Sylvania Avenue Plant site.

     21. Paying surcharges or other claims associated with sewer line blockage allegedly resulting from waste water discharges from the Sylvania Avenue Plant site.

     22. Upgrading or replacing the pentane underground storage tank at the Sylvania Avenue Plant site so as to satisfy release detection, overfill protection, and other applicable requirements.

     23. Implementing solutions to the problems causing major upsets and/or explosions associated with the Minton Road Plant site thermal oxidizer.

     24. Undertaking actions necessary to comply with the 1992 Agreed Board Order entered into by Scott Polymers and the State of Texas relating to certain air law violations at the Minton Road Plant site.

     25. Performing corrective action associated with the former pentane underground storage tank at the Minton Road Plant site.

     26. Filing Notices of Registration for solid wastes to correctly reflect solid waste generation practices at the Peden Road, Sylvania Avenue, and Minton Road Plant sites.

     27. Undertaking actions necessary to address the safety concerns identified in reports prepared by White Horse Technology or to otherwise address OSHA non-compliance at the Peden Road, Sylvania Avenue, and Minton Road Plant site.

     28. Preparing Stormwater Pollution Prevention Plans for the Peden Road, Sylvania Avenue, and Minton Road Plant sites.

     29. Undertaking process or other physical changes at the Peden Road, Sylvania Avenue, and Minton Road Plant sites so as to comply with Stormwater Pollution Prevention Plans for those sites.

     30. Preparing Spill Prevention, Control and Countermeasure Plans for the Peden Road, Sylvania Avenue, and Minton Road Plant sites, and performing any work associated therewith, including installing tank secondary containment.

     31. Undertaking process or other physical changes at the Peden Road, Sylvania Avenue, and Minton Road Plant sites so as to comply with Spill Prevention, Control and Countermeasure Plans for those sites.

     32. Filing or amending SARA Title III Form Rs for the Peden Road, Sylvania Avenue, and Minton Road Plant sites.

     33. Filing SARA Title III Waste Minimization Plans for the Peden Road, Sylvania Avenue, and Minton Road Plant sites.

     34. Modifying or installing emission controls on storage tank vent systems at the Peden Road, Sylvania Avenue, Minton Road, and Baie-d'Urfe Plant sites so as to render those vent systems compliant with air permits and applicable legal requirements for those sites.

     35. Implementing process changes and/or modifying or installing emission controls at the Peden Road, Sylvania Avenue, Minton Road, and Baie-d'Urfe Plant sites so as to render emissions from those processes compliant with the sites' air permits and applicable legal requirements, or obtaining a permit for such emissions.

     36. Modifying processes or installing systems so as to prevent the discharge of oil-laden air from air compressors at the Peden Road, Sylvania Avenue, and Minton Road Plant sites, or obtaining a permit for such discharges.

     37. Modifying processes or installing systems so as to prevent discharges from steam condensate lines at the Peden Road, Sylvania Avenue, and Minton Road Plant sites, or obtaining a permit for such discharges.

     38. Modifying processes or installing systems so as to prevent fugitive emissions associated with reactor charging at the Peden Road, Sylvania Avenue, and Minton Road Plant sites, or obtaining a permit for such emissions.

     39. Obtaining waste water discharge permits for the Peden Road and Minton Road Plant sites, and implementing process changes and/or installing treatment equipment associated therewith.

     40. Modifying or installing emission controls associated with conveyance of polystyrene and EPS at the Peden Road, Sylvania Avenue, Minton Road, and Baie-d'Urfe Plant sites so as to prevent unpermitted fugitive emissions, or obtaining a permit for such emissions.

     41. Modifying or installing emission controls associated with acid-related air emissions from batch out tanks and dryers used at the Peden Road, Sylvania Avenue, and Minton Road Plant sites so as to prevent unpermitted fugitive emissions, or obtaining a permit for such emissions.

     42. Disposing of hazardous and solid wastes and debris present at the Peden Road, Sylvania Avenue, Minton Road, and Baie-d'Urfe Plant sites.

     43. Undertaking measures to eliminate or reduce phenol levels from waste water at the Peden Road, Sylvania Avenue, and Minton Road Plant sites so as to comply with applicable discharge limits.

     44. Obtaining from the Ministry of Environment required certificates of authorization for the Baie-d'Urfe Plant site addressing applicable activities conducted at that Plant site, and undertaking measures to comply with the terms of such certificates.

     45. Obtaining or amending a Montreal Urban Community general permit for the operation of the Baie-d'Urfe Plant site, and undertaking measures to comply with its terms.

     46. Obtaining or amending a Montreal Urban Community air permit for the Baie-d'Urfe Plant site, and undertaking measures to comply with its terms.

     47. Obtaining or amending a Montreal Urban Community waste water discharge permit for the Baie-d'Urfe Plant site, and undertaking measures to comply with its terms.

     48. Obtaining a certificate pursuant to the Petroleum Products Act for containers and tanks containing petroleum materials at the Baie-d'Urfe Plant site.

     49. Changing chemical storage practices at the Baie-d'Urfe Plant site so as to comply with applicable laws.

     50. Implementing process changes and/or installing treatment equipment at the Baie-d'Urfe Plant site so as to comply with applicable laws.

     51. Obtaining permits and authorizations associated with storm water collection and discharges at the Baie-d'Urfe Plant site, and performing any work associated therewith.

     52. Changing hazardous and solid waste management and storage practices at the Baie-d'Urfe Plant site so as to comply with applicable legal requirements.

     53. Changing waste stream storage and disposal practices at the Baie-d'Urfe Plant site so as to comply with applicable legal requirements.

     54. Investigating the presence of and abating asbestos containing materials at the Baie-d'Urfe Plant site.

     55. Implementing a process for waste water reuse at the Baie-d'Urfe Plant site.

     56.  Monitoring noise levels at the Baie-d'Urfe Plant site.

                                   EXHIBIT B
                        Form of Disbursement Certificate
                        --------------------------------


Duane, Morris & Heckscher, as Escrow Agent
One Liberty Place
Philadelphia, PA  19103
Attn:  Stephen D. Teaford, Esquire

Ladies and Gentlemen:

     This Disbursement Certificate (this "Certificate") is executed and delivered pursuant to Section 3 of the Environmental Escrow Agreement dated December 5, 1996 (the "Escrow Agreement"), by and among Radnor Holdings Corporation ("Radnor"), Richard Davidovich ("Davidovich"), and Duane, Morris & Heckscher, as escrow agent (the "Escrow Agent"). All capitalized terms used herein without definition shall have the meanings given to them in the Escrow Agreement.

     Radnor hereby requests a disbursement (the "Disbursement") from the Escrow Fund in the amount of ________________________ Dollars ($_________________), and
certifies that the Disbursement shall be used for the following purposes (collectively, the "Project", which are permissible uses for the Escrow Fund pursuant to Section 2 of the Escrow Agreement:

                        [DESCRIBE USES OF DISBURSEMENT]

     Davidovich hereby certifies that he has reviewed, and authorizes the Escrow Agent to make, the Disbursement set forth above.

     This Certificate is executed on ________________, by Michael T. Kennedy, the Chairman of Radnor, and by Richard Davidovich.


                                           RADNOR HOLDINGS CORPORATION


                                           By:
                                              ------------------------
                                              Michael T. Kennedy
                                              Chairman


                                           ---------------------------
                                              Richard Davidovich

                                   EXHIBIT C
                           Form of Buyer Certificate
                           -------------------------


Duane, Morris & Heckscher, as Escrow Agent
One Liberty Place
Philadelphia, PA  19103
Attn:  Stephen D. Teaford, Esquire

Ladies and Gentlemen:

     This Buyer Certificate (this "Certificate") is executed and delivered pursuant to Section 3 of the Environmental Escrow Agreement dated December 5, 1996 (the "Escrow Agreement"), by and among Radnor Holdings Corporation ("Radnor"), Richard Davidovich ("Davidovich"), and Duane, Morris & Heckscher, as escrow agent (the "Escrow Agent"). All capitalized terms used herein without definition shall have the meanings given to them in the Escrow Agreement.

     Radnor hereby requests a disbursement (the "Disbursement") from the Escrow Fund in the amount of ________________________ Dollars ($_________________), and
certifies (i) that a Disbursement Certificate in the form of Exhibit B to the Escrow Agreement was submitted to Richard Davidovich, who has failed or refused to execute and submit the same to the Escrow Agent within ten (10) days after the date on which he was deemed to have received such Disbursement Certificate pursuant to Section 7 of the Escrow Agreement; and (ii) that the Disbursement shall be used for the following purposes (collectively, the "Project", which are permissible uses for the Escrow Fund pursuant to Section 2 of the Escrow
Agreement:

                        [DESCRIBE USES OF DISBURSEMENT]

     The Consultant hereby certifies that (i) it has reviewed the above request for disbursement, and (ii) the Project is a reasonable means of addressing one of the Conditions set forth on Exhibit A to the Escrow Agreement.

     This Certificate is executed on ________________, by Michael T. Kennedy, the Chairman of Radnor, and by an authorized officer of the Consultant.


                                            RADNOR HOLDINGS CORPORATION


                                            By:
                                               ------------------------
                                               Michael T. Kennedy
                                               Chairman


                                            [CONSULTANT]


                                            By:
                                               ------------------------
                                               Authorized Officer

                                   EXHIBIT D
                               Termination Notice
                               ------------------


Duane, Morris & Heckscher, as Escrow Agent
One Liberty Place
Philadelphia, PA  19103
Attn:  Stephen D. Teaford, Esquire

Ladies and Gentlemen:

     This Termination Notice (this "Notice") is executed and delivered pursuant to Section 4 of the Environmental Escrow Agreement dated December 5, 1996 (the "Escrow Agreement"), by and among Radnor Holdings Corporation ("Radnor"), Richard Davidovich ("Davidovich"), and Duane, Morris & Heckscher, as escrow agent (the "Escrow Agent"). All capitalized terms used herein without definition shall have the meanings given to them in the Escrow Agreement.

     Radnor hereby certifies that all of the Conditions have been addressed to its satisfaction, and directs that any remaining funds in the Escrow Fund be disbursed to Davidovich, in accordance with his payment instructions.

     This Notice is executed on ________________, 199__, by Michael T. Kennedy, the Chairman of Radnor.


                                           RADNOR HOLDINGS CORPORATION


                                           By:
                                              ------------------------
                                              Michael T. Kennedy
                                              Chairman

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